Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

March 31, 2022

Shares		Value
Common Stocks– 99.1%
Aerospace & Defense – 3.1%
Airbus SE*	176,472	$21,327,845
Banks – 10.5%
BNP Paribas SA	372,209	21,189,624
China Construction Bank Corp	22,496,000	16,899,558
Erste Group Bank AG	475,190	17,231,967
Permanent TSB Group Holdings PLC*	3,507,426	6,470,724
Royal Bank of Scotland Group PLC	4,118,669	11,587,022
		73,378,895
Beverages – 7.2%
Diageo PLC	544,078	27,494,310
Heineken NV	242,351	23,102,284
		50,596,594
Biotechnology – 0.8%
Ascendis Pharma A/S (ADR)*	48,334	5,672,478
Building Products – 1.1%
Assa Abloy AB	273,345	7,373,871
Electronic Equipment, Instruments & Components – 1.6%
Hexagon AB - Class B	813,782	11,422,575
Entertainment – 4.9%
Liberty Media Corp-Liberty Formula One*	259,484	18,122,363
Nintendo Co Ltd	25,400	12,818,002
Sea Ltd (ADR)*	24,482	2,932,699
		33,873,064
Hotels, Restaurants & Leisure – 4.8%
Entain PLC*	1,028,867	22,063,542
Yum China Holdings Inc	266,150	11,634,492
		33,698,034
Insurance – 9.7%
AIA Group Ltd	1,763,400	18,462,506
Beazley PLC	2,142,960	11,769,655
NN Group NV	511,897	25,796,437
Prudential PLC	785,385	11,599,365
		67,627,963
Interactive Media & Services – 3.2%
NAVER Corp	31,208	8,727,562
Tencent Holdings Ltd	290,400	13,700,257
		22,427,819
Internet & Direct Marketing Retail – 1.4%
Alibaba Group Holding Ltd*	693,016	9,485,869
JD.Com Inc - Class A*	13,828	405,008
		9,890,877
Machinery – 1.3%
Alstom SA	391,795	9,131,884
Metals & Mining – 10.2%
Freeport-McMoRan Inc	276,200	13,738,188
Hindustan Zinc Ltd	3,692,019	15,067,124
Rio Tinto Ltd	43,417	3,844,996
Teck Resources Ltd	947,943	38,281,730
		70,932,038
Oil, Gas & Consumable Fuels – 6.6%
Canadian Natural Resources Ltd	514,542	31,891,313
Total SE	283,876	14,401,518
		46,292,831
Personal Products – 1.0%
Unilever PLC	151,879	6,874,238
Pharmaceuticals – 10.2%
AstraZeneca PLC	266,950	35,393,950
Novartis AG	165,172	14,488,178
Sanofi	172,515	17,591,381
Takeda Pharmaceutical Co Ltd	133,074	3,809,182
		71,282,691
Road & Rail – 2.3%
Central Japan Railway Co	122,600	15,982,042
Semiconductor & Semiconductor Equipment – 7.3%
ASML Holding NV	29,278	19,525,708
Taiwan Semiconductor Manufacturing Co Ltd	1,507,000	31,163,442
		50,689,150

Shares		Value
Common Stocks– (continued)
Specialty Retail – 0.7%
Industria de Diseno Textil SA	235,641	$5,126,566
Technology Hardware, Storage & Peripherals – 2.6%
Samsung Electronics Co Ltd	323,085	18,459,369
Textiles, Apparel & Luxury Goods – 3.5%
LVMH Moet Hennessy Louis Vuitton SE	10,097	7,188,772
Samsonite International SA (144A)*	7,721,100	17,352,205
		24,540,977
Trading Companies & Distributors – 5.1%
Ferguson PLC	264,388	35,881,321
Total Common Stocks (cost $532,393,080)		692,483,122
Investment Companies– 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº,£((cost $3,953,155)	3,952,760	3,953,155
Total Investments (total cost $536,346,235) – 99.6%		696,436,277
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		2,540,668
Net Assets – 100%		$698,976,945

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$126,782,082	18.2%
France	90,831,024	13.0
United States	71,695,027	10.3
Canada	70,173,043	10.1
Netherlands	68,424,429	9.8
China	52,125,184	7.5
Hong Kong	35,814,711	5.1
Taiwan	34,096,141	4.9
Japan	32,609,226	4.7
South Korea	27,186,931	3.9
Sweden	18,796,446	2.7
Austria	17,231,967	2.5
India	15,067,124	2.2
Switzerland	14,488,178	2.1
Ireland	6,470,724	0.9
Denmark	5,672,478	0.8
Spain	5,126,566	0.7
Australia	3,844,996	0.6

Total	$696,436,277	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/22
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	$1,401	$-	$-	$3,953,155
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.2313%ºº	2,290∆	-	-	-
Total Affiliated Investments - 0.5%	$3,691	$-	$-	$3,953,155

	Value at 12/31/21	Purchases	Sales Proceeds	Value at 3/31/22
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	7,432,227	17,828,906	(21,307,978)	3,953,155
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.2313%ºº	-	30,199,359	(30,199,359)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2022 is $17,352,205, which represents 2.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2022.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of March 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$5,672,478	$-	$-
Entertainment	21,055,062	12,818,002	-
Metals & Mining	52,019,918	18,912,120	-
Oil, Gas & Consumable Fuels	31,891,313	14,401,518	-
All Other	-	535,712,711	-
Investment Companies	-	3,953,155	-
Total Assets	$110,638,771	$585,797,506	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2022 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.

109-25-70314 05-22